UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2021

SIMON PROPERTY GROUP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-36110	34-1755769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET
INDIANAPOLIS, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 Regulation FD Disclosure.

On August 9, 2021, Simon Property Group, Inc. (the “Company”), the general partner of Simon Property Group, L.P. (the “Operating Partnership”), issued a press release announcing the terms of the public offering of the senior notes of the Operating Partnership (the “Offering Press Release”) described below. On August 10, 2021, the Company issued a press release announcing the redemption of certain of the senior notes of the Operating Partnership (the “Redemption Press Release”) described below. Copies of each of the Offering Press Release and the Redemption Press Release are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

This Item 7.01 and the related Exhibit 99.1 and Exhibit 99.2 are being furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934 or incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

ITEM 8.01 Other Events.

On August 9, 2021, the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the underwriters named therein (collectively, the “Underwriters”), in connection with the public offering of $550,000,000 aggregate principal amount of the Operating Partnership’s 1.375% notes due 2027 (the “2027 Notes”) and $700,000,000 aggregate principal amount of the Operating Partnership’s 2.250% notes due 2032 (the “2032 Notes,” and together with the 2027 Notes, the “Notes”). The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Operating Partnership has agreed to indemnify the Underwriters against certain liabilities on customary terms. The Underwriters have performed, and expect in the future to perform, investment banking and advisory services for which they have received, and may continue to receive, customary fees and expenses, and affiliates of the Underwriters have performed, and expect in the future to perform, commercial lending services, for the Operating Partnership and its affiliates from time to time.

The 2027 Notes and the 2032 Notes were issued on August 18, 2021 pursuant to the Operating Partnership’s Indenture (the “Base Indenture”), dated as of November 26, 1996, between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as trustee, as amended and supplemented by the Forty-First Supplemental Indenture, dated as of August 18, 2021 (the “Forty-First Supplemental Indenture”).

The 2027 Notes bear interest at a rate of 1.375% per annum and mature on January 15, 2027. The 2032 Notes bear interest at a rate of 2.250% per annum and mature on January 15, 2032. Interest on the 2027 Notes and the 2032 Notes is payable semi-annually in arrears on January 15 and July 15, beginning January 15, 2022 (each, an “Interest Payment Date”). Interest will be paid to holders of record of such Notes registered at the close of business on the fifteenth calendar day preceding the related Interest Payment Date.

The Operating Partnership may redeem the Notes of any series at its option at any time, in whole or from time to time in part, on not less than 10 and not more than 60 days’ prior written notice mailed to the holders of the Notes to be redeemed. The Notes of each series will be redeemable at a price equal to the principal amount of such Notes being redeemed, plus unpaid interest accrued to, but not including, the date of redemption and a “make-whole” premium calculated under the Forty-First Supplemental Indenture with respect to the 2027 Notes and the 2032 Notes (unless the 2027 Notes are redeemed on or after October 15, 2026, or the 2032 Notes are redeemed on or after October 15, 2031, in which case no “make-whole” premium will be payable).

The Notes will be subject to customary events of default, including, among other things, nonpayment, failure to comply with the other agreements in the Indenture for a period of 90 days after notice, and certain events of bankruptcy, insolvency and reorganization.

The foregoing descriptions are qualified in their entirety by the Underwriting Agreement and the Forty-First Supplemental Indenture (including the forms of notes attached thereto) which are filed as Exhibits 1.1 and 4.1 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. The Form of 2027 Notes and 2032 Notes are filed as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and a copy of the Forty-First Supplemental Indenture is attached hereto as Exhibit 4.1.

On August 10, 2021, the Operating Partnership issued a notice of redemption to holders of its (i) 2.350% Senior Notes due 2022 (the “2.350% Notes”) for the redemption of all $550,000,000.00 outstanding aggregate principal amount (plus the make-whole amount) of the 2.350% Notes, (ii) 2.625% Senior Notes due 2022 (the “2.625% Notes”) for the redemption of all $600,000,000.00 outstanding aggregate principal amount (plus the make-whole amount) of the 2.625% Notes, and (iii) 2.750% Senior Notes due 2023 (the “2.750% Notes” and, together with the 2.350% Notes and the 2.625% Notes, the “Redemption Notes”) for the redemption of all $500,000,000.00 outstanding aggregate principal amount (plus the make-whole amount) of the 2.750% Notes. The redemption date for the 2.350% Notes and the 2.625% Notes will be August 25, 2021 and the redemption date for the 2.750% Notes will be September 9, 2021 (collectively, the “Redemption Dates”). The redemption price for the Redemption Notes will be calculated in accordance with the indenture governing each series of Redemption Notes and will be equal to the sum of 100% of the principal amount of the Redemption Notes being redeemed plus the make-whole amount and accrued and unpaid interest to, but excluding, the respective Redemption Dates.

After such redemptions, no Redemption Notes will remain outstanding. The Company intends to partially fund the redemptions with the proceeds from the offering. The foregoing does not constitute a notice of redemption with respect to the Redemption Notes.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated August 9, 2021, among Simon Property Group, L.P. and BofA Securities, Inc., Citigroup Global Markets Inc., RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the underwriters named therein.

Exhibit 4.1	Forty-First Supplemental Indenture, dated as of August 18, 2021, to the Indenture dated as of November 26, 1996 between Simon Property Group, L.P. and The Bank of New York Mellon Trust Company, N.A. (as successor to The Chase Manhattan Bank), as Trustee.

Exhibit 4.2	Form of $550,000,000 aggregate principal amount of 1.375% Notes due 2027 (included in Exhibit 4.1 hereto).

Exhibit 4.3	Form of $700,000,000 aggregate principal amount of 2.250% Notes due 2032 (included in Exhibit 4.1 hereto).

Exhibit 5.1	Opinion of Latham & Watkins LLP.

Exhibit 23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1 hereto).

Exhibit 99.1	Pricing Press Release, dated August 9, 2021, issued by Simon Property Group, Inc.

Exhibit 99.2	Redemption Press Release, dated August 10, 2021, issued by Simon Property Group, Inc.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 18, 2021

SIMON PROPERTY GROUP, L.P.

By:	Simon Property Group, Inc., its sole General Partner

	By:	/s/ Adam J. Reuille
Adam J. Reuille
Senior Vice President and Chief Accounting Officer